UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2015
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 16, 2015, the Audit and Finance Committee of the Board of Directors of Trustmark Corporation (the “Company”) completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the 2016 fiscal year. As a result of this process and following careful deliberation, on December 16, 2015, the Audit and Finance Committee notified KPMG LLP (“KPMG”) that it had determined to dismiss KPMG as the Company’s independent registered public accounting firm, effective as of the date of the filing of the Annual Report on Form 10-K for the fiscal year ending December 31, 2015. On December 21, 2015, based upon the recommendation of the Audit and Finance Committee of the Company, the Company retained Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Neither of KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 contained an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.  Neither of KPMG's audit reports on the effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 contained an adverse opinion or disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2014 and 2013 and through the date of this Current Report on Form 8-K, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. A letter from KPMG stating whether it agrees with the foregoing statements is attached as Exhibit 16.1 of this Current Report on Form 8-K.

During the Company’s fiscal years ended December 31, 2014 and 2013 and through the date of this Current Report on Form 8-K, neither the Company, nor any party on behalf of the Company, consulted with Crowe with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
16.1	Letter to the U.S. Securities and Exchange Commission from KPMG LLP, dated December 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	December 21, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
16.1	Letter to the U.S. Securities and Exchange Commission from KPMG LLP, dated December 21, 2015.